UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported):      April 28, 2005


                        REGENERON PHARMACEUTICALS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         New York                      000-19034                133444607
         --------                      ---------                ---------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
 of incorporation)                                        Identification Number)


          777 Old Saw Mill River Road, Tarrytown, New York    10591-6707
          --------------------------------------------------------------
              (Address of principal executive offices)        (Zip Code)


                                (914) 347-7000
                                --------------
             (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

             On April 28, 2005, Regeneron Pharmaceuticals, Inc. announced its financial and operating results for the quarter ended March 31, 2005. A copy of the news release is attached hereto as Exhibit 99(a) and is incorporated herein by reference.

             Effective January 1, 2005, Regeneron began recognizing non-cash compensation expense related to employee stock option awards (Stock Option Expense) in operating expenses in accordance with Statement of Financial Accounting Standards No. 123 (SFAS No.
             123). Prior to the adoption of SFAS No. 123, compensation expense related to employee stock options was not reflected in operating expenses and prior period operating results have not been restated.

             The news release includes certain financial measures that are calculated in a manner different from generally accepted accounting principles (GAAP) and are considered non-GAAP financial measures under United States Securities and Exchange Commission rules. Non-GAAP financial measures for the three months ended March 31, 2005 included in the news release are: (1) pro forma net income and pro forma net income per share (basic and diluted), exclusive of Stock Option Expense and (2) research and development expenses, general and administrative expenses, and contract manufacturing expenses, all exclusive of Stock Option Expense. Our management does not intend that the presentation of non-GAAP financial measures be considered in isolation or as a substitute for results prepared in accordance with GAAP.

             Our management believes that the non-GAAP financial measures described above present helpful information to investors and other users of Regeneron's financial statements by providing greater transparency about the nature of and trends in our operating expenses and net income and a more useful basis for comparing our operating results in the first quarters of 2005 and 2004. In addition, Regeneron's management uses non-GAAP financial measures which exclude Stock Option Expense internally for operating, budgeting, and financial planning purposes. The news release includes tables which provide a reconciliation of the differences between these non-GAAP financial measures and the most directly comparable financial measures calculated and presented in accordance with GAAP in the news release.

Item 9.01    Financial Statements and Exhibits

             (c) Exhibits

                 99(a) Press Release of Regeneron Pharmaceuticals, Inc. dated April 28, 2005.


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              REGENERON PHARMACEUTICALS, INC.


Dated: April 28, 2005                         By: /s/ Stuart Kolinski
                                                  ----------------------------
                                                  Stuart Kolinski
                                                  Vice President and General
                                                  Counsel

                                 Exhibit Index

Number        Description
------        -----------

99(a)         Press Release of Regeneron Pharmaceuticals, Inc. dated
              April 28, 2005.